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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2004


                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                     0-20117                  13-3532643
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


      6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS                        77401
       (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code: 713-796-8822


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

         Encysive Pharmaceuticals Inc. announced today that new clinical data on Thelin(TM) (sitaxsentan) will be presented at the American College of Rheumatology (ACR) Annual Scientific Meeting in San Antonio (October 16-21). Results from a subgroup analysis of the 178-patient pivotal Phase IIb/III STRIDE-1 (Sitaxsentan To Relieve ImpaireD Exercise) will be discussed showing the positive impact of Thelin upon patients with pulmonary arterial hypertension
(PAH) related to connective tissue diseases, such as scleroderma and lupus, during a scientific session to take place on Thursday, October 21, at 9 a.m. The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Exhibits.

                  99.1     Press Release.








                            [SIGNATURE PAGE FOLLOWS]








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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             ENCYSIVE PHARMACEUTICALS INC.
                                                     (Registrant)

Date:  October 18, 2004
                                                /s/ Stephen L. Mueller
                                      ------------------------------------------
                                                    Stephen L. Mueller
                                      Vice President, Finance and Administration
                                                  Secretary and Treasurer


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                               Index To Exhibits

              (c) Exhibits.

                  99.1     Press Release.